UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2012

FIRST SENTRY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

West Virginia	000-53790	03-0398338
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

823 Eighth Street, Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                            (304) 522-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2012, the stockholders of First Sentry Bancshares, Inc. (the “Company”) approved the First Sentry Bancshares, Inc. 2012 Stock Option Plan, which provides for the grant of stock options to officers and employees of the Company and First Sentry Bank. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2012.  A copy of the plan is being filed as Exhibit 10.1.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 21, 2012, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accounting firm and the approval of the First Sentry Bancshares, Inc. 2012 Stock Option Plan.  All directors were elected to a one year term, Hess, Stewart & Campbell, PLLC was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2012 and the First Sentry Bancshares, Inc. 2012 Stock Option Plan was approved.  A breakdown of the votes cast is set forth below.

1. The election of directors	For	Withheld	Broker non-votes

Robert H. Beymer	763,039	8,561	218,465
Geoffrey S. Sheils	770,800	800	218,465
Kerry P. Dillard	770,800	800	218,465
David Fox, III	770,800	800	218,465
Jeffrey E. Hood	770,800	800	218,465
Johnnie Jones	770,800	800	218,465
Nester S. Logan	770,800	800	218,465
J. Grant McGuire	763,039	8,561	218,465
Charles H. McKown, Jr., M.D.	770,800	800	218,465
Edward W. Morrison, Jr.	763,039	8,561	218,465
Sally C.B. Oxley	770,800	800	218,465
George A. Patterson, III	770,800	800	218,465
Paul B. Riedel	770,800	800	218,465
Robert L. Shell, Jr.	763,839	7,761	218,465
J. Roger Smith	767,870	3,730	218,465
Marc A. Sprouse	758,539	13,061	218,465
Paul L. Turman, III	770,800	800	218,465
John Jay White	770,800	800	218,465
Joseph Williams	770,800	800	218,465
S. Kenneth Wolfe, M.D	770,800	800	218,465

2.      The ratification of the appointment of Hess, Stewart & Campbell, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

For	Against	Abstain	Broker non-votes
988,889	956	220	—

3.      The approval of the First Sentry Bancshares, Inc. 2012 Stock Option Plan.

For	Against	Abstain	Broker non-votes
748,145	12,355	11,100	218,465

Item 9.01                      Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1
First Sentry Bancshares, Inc. 2012 Stock Option Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2012 (file no. 000-53790))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST SENTRY BANCSHARES, INC.

DATE: May 22, 2012	By: /s/ Geoffrey S. Sheils
Geoffrey S. Sheils
President and Chief Executive Officer